LORD ABBETT INVESTMENT TRUST

Lord Abbett Ultra Short Bond Fund

Supplement dated February 4, 2021 to the

Summary Prospectus and Prospectus,

each dated April 1, 2020, each as supplemented thereafter

This supplement updates certain information contained in Lord Abbett Ultra Short Bond Fund’s (the “Fund”) summary prospectus and prospectus. Please review this important information carefully.

Principal Investment Strategies – Summary Prospectus Changes

Effective February 19, 2021, the fourth paragraph under the section titled “Principal Investment Strategies” in the Fund’s summary prospectus will be replaced in its entirety with the following:

The maturity of a security measures the time until final payment is due. Normally, the Fund seeks to maintain an overall dollar-weighted average maturity of two years or less. Although the Fund invests in short-term debt securities, the Fund is not a money market fund and cannot guarantee that it will maintain a stable share price.

Principal Investment Strategies – Prospectus Changes

Effective February 19, 2021, the fourth paragraph under the section titled “More Information About the Fund – Principal Investment Strategies” in the Fund’s prospectus will be replaced in its entirety with the following:

The maturity of a security measures the time until final payment is due. Normally, the Fund seeks to maintain an overall dollar-weighted average maturity of two years or less. Although the Fund invests in short-term debt securities, the Fund is not a money market fund and cannot guarantee that it will maintain a stable share price.

Please retain this document for your future reference.